KRANESHARES TRUST

KraneShares Public-Private AI & Technology ETF

(the “Fund”)

Supplement dated September 22, 2026, to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information, each dated August 1, 2026, as each may be supplemented and amended from time to time.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information.

Effective September 21, 2026, Worldline Capital Pte. Ltd. was appointed the Fund’s investment sub-adviser. Accordingly, as of such date, the following changes are made to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information:

1.	The section of the Summary Prospectus titled “Principal Investment Strategies” is hereby replaced with the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the publicly-traded and privately-offered securities of “Artificial Intelligence (“AI”) and Technology” companies and other instruments that have economic characteristics similar to such securities. For purposes of this 80% policy, derivatives, such as options, futures and swap contracts, on the securities of AI and Technology companies will be counted at notional value.

With respect to publicly-traded securities, the Fund considers a company to be an “AI and Technology” company if it meets the following two criteria on the quarterly rebalance date of the Solactive Worldline Artificial General Intelligence Index (“Underlying Index”):

(1)	The company is classified in the Technology economy within the FactSet Revere Business Industry Classification system (“RBICS”). This RBICS classification requires a company to generate at least 50% of its revenue from within the Technology economy; and

(2)	The company has an AI Exposure Score greater than zero.

The Fund’s investment sub-adviser, Worldline Capital Pte. Ltd. (the “Sub-Adviser”), has developed a proprietary methodology for assigning companies an “AI Exposure Score.” The AI Exposure Score is designed to quantify the exposure of a company to AI. Zero implies minimal to no exposure of the company to AI. Five implies that a company is materially exposed to AI. In order to assign AI Exposure Scores to companies, the Sub-Adviser reviews such companies’ public business descriptions, public filings, press releases, and financial disclosures made by companies in the Eligible Universe (defined below) for information regarding the companies’ involvement in AI-related businesses or the incorporation of AI technologies in their key operations, offerings, and research and development activities. The Sub-Adviser then uses its discretion to assign each company in the Eligible Universe a proprietary AI Exposure Score.

Solactive AG (“Solactive” or “Index Calculator”), which is not affiliated with the Fund, the Sub-Adviser, or the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), determines the Eligible Universe on each quarterly rebalance date by identifying companies that meet the following criteria:

(a)	The company is headquartered, located or primarily listed in a developed market, which Solactive defines to mean Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, United Kingdom, or United States;

(b)	The company’s equity securities are a constituent of the Solactive GBS Global Markets All Cap USD Index PR;

(c)	The company is classified by RBICS as being in the Technology economy and in one of the following industries: biotechnology, computer peripherals, data processing services, information technology services, internet retail, internet software/services, motor vehicles, packaged software, semiconductors, or telecommunications equipment; and

(d)	The company has a free-float market capitalization of at least $2 billion, has been publicly-listed for at least one month and has an average daily trading volume of at least $2 million over the last one-month and six-month periods.

The Sub-Adviser categorizes each of the companies in the Eligible Universe that has an AI Exposure Score greater than zero as an AI Applications, AI Hardware or AI Infrastructure company.

●	AI Applications companies are those that leverage AI technologies within their business models, products and services to drive efficiencies cost savings, new revenue streams or improved customer experience services.

●	AI Hardware companies are semiconductor and data center companies that power the training of large language models.

●	AI Infrastructure companies are those that provide cloud, security and data management for large language models.

The Sub-Adviser then provides the list of companies in each category to Solactive along with each such company’s AI Exposure Score, and Solactive calculates the Underlying Index quarterly, on the first Wednesday of February, May, August and November, by multiplying each company’s AI Exposure Score by its free-float adjusted market capitalization to establish its weight in the Underlying Index, subject to the following limits:

●	No category comprises more than 40% of weight of the Underlying Index.

●	Each constituent’s weight must be less than 10% and more than 0.5%.

●	If any weights above 5% add up to more than 50% of the Underlying Index, the Index Calculator will cap such weights at 10%, 9%, 8%, 7%, 6% and 4.5%, accordingly.

Under normal circumstances, the Fund invests primarily in the constituents in the Underlying Index and, with respect to such investments, seeks to provide investment results that, before fees and expenses, track the performance of the Underlying Index. Although the Fund expects to replicate (or hold all components of) the Underlying Index, the Fund reserves the right to use representative sampling for the portion of the Fund that tracks the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

The Fund intends to invest approximately 10% of net assets, as measured at the time of investment, directly or indirectly in (including through investment companies and special purpose vehicles (collectively, “SPVs”) that provide exposure to) privately offered securities. Such privately offered securities will not be in the Underlying Index. In selecting securities of private companies, whether investing directly or through SPVs, the Adviser looks for companies that may be preparing for an initial public offering or are in earlier stages of development, but positioned to qualify for inclusion in the Underlying Index once their shares reach public markets.

The Fund may invest in publicly-traded equity securities and depositary receipts not in the Underlying Index, derivative instruments (including swaps and futures), spot currencies and currency forwards (including for hedging), other investment companies (including SPVs, exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). Certain investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates.

As of March 31, 2026, the Underlying Index included 55 securities of companies with a market capitalization range of approximately $5.0 billion to $5.2 trillion and an average market capitalization of approximately $657.8 billion. The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of March 31, 2026, the Index was concentrated in the Technology sector, as defined by FactSet/RBICS.

The Fund may engage in securities lending.

2.	The section of the Summary Prospectus titled “Principal Risks” and the section of the Statutory Prospectus are hereby amended to include the following:

SPV Risk. The Fund may invest in private companies through special purpose vehicles (“SPVs”). Accordingly, the Fund generally will have contractual rights against the SPV and not against the company. Those rights may be more limited than the rights held by the SPV with respect to the company. The Fund is not expected to have a controlling interest in, or play any role in creating or managing, any SPV and will instead depend on the SPV sponsor or manager to administer the SPV, exercise rights with respect to the underlying investment, provide information, enforce contractual rights and distribute proceeds to investors. The Fund’s ability to direct the SPV’s activities or remove or replace its sponsor or manager will be limited. The sponsor’s interests may conflict with those of the Fund, and the sponsor may make decisions that benefit itself or other investors at the Fund’s expense. Organizational costs, administrative and operating expenses and sponsor compensation, including management fees and/or carried interest, may also reduce the Fund’s returns. An SPV’s structure may give rise to regulatory issues that would not apply if the Fund invested directly in the company and thereby reduce the Fund’s returns or create unexpected liabilities. The Fund may be adversely affected by the sponsor’s misconduct, negligence, insolvency or operational failures; creditor claims against the SPV; a failure to maintain the SPV’s separate legal existence; the commingling or misapplication of assets; adverse tax or regulatory consequences; or the SPV’s failure to enforce its rights or distribute proceeds as intended. Any of these circumstances could reduce or eliminate the value of the Fund’s investment.

3.	The sections of the Summary Prospectus and Statutory Prospectus titled “Portfolio Managers” are hereby amended to include the following:

Max Chen, Chief Executive Officer at the Sub-Adviser, has served as a portfolio manager of the Fund since September 21, 2026.

4.	The section of the Statutory Prospectus titled “Management” is hereby amended to include the following:

Investment Sub-Adviser

Worldline Capital Pte. Ltd. (“Worldline”) serves as the sub-adviser to the Fund. Worldline is responsible for the selection of the Fund’s private securities, subject to the supervision of Krane and the Board of Trustees. For the services it will provide, Krane will pay Worldline a fee equal to thirty percent (30%) of the total gross advisory fee paid to Krane by the Fund under the terms of the Investment Advisory Agreement (the “Sub-Advisory Fee”).Worldline’s principal office is located at 1523 Nexxus Building, 41 Connaught Road, Central, Hong Kong. Worldline is registered with the Securities and Exchange Commission as an investment adviser. A discussion regarding the basis for the Board’s approval of the Fund’s investment sub-advisory agreement will be available in the Fund’s first Form N-CSR.

5.	The table appearing in the section of the Statement of Additional Information titled “Portfolio Managers – Other Accounts” is hereby amended to include the following information:

Worldline’s Portfolio Managers
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Max Chen*	1	$807.40	0	$0	0	$0

*	As of June 30, 2026.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

4